EXHIBIT 10.40

                                       TO

                       REGISTRATION STATEMENT ON FORM SB-2



                         ------------------------------



              $900,000 NOTE IN FAVOR OF BDM CONSTRUCTION CO., INC.

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STRAIGHT NOTE

$900,000.00 Santa Rosa, California August 29, 1996

ALL DUE ON OR BEFORE JANUARY 31, 1997 after date, for value received, MENDOCINO BREWING COMPANY, INC. promises to pay in lawful money of the United States of America, to

BDM CONSTRUCTION CO. INC.

or order, at place designated by payee, the principal sum of NINE HUNDRED THOUSAND AND NO/100THS DOLLARS with interest in like lawful money from DECEMBER 31, 1996, until paid at the rate of 12.0 PER CENT PER ANNUM payable AT MATURITY.

Prepayment Penalty: NONE

IT IS AGREED AND UNDERSTOOD BY THE UNDERSIGNED THAT THIS NOTE IS GIVEN IN CONSIDERATION FOR THE DEFERMENT OF THE OBLIGATION HEREIN STATED AND PURSUANT TO THE CONTRACT BY AND BETWEEN MENDOCINO BREWING CO., INC. ("MBC") AND BDM CONSTRUCTION CO. INC. ("BDM") WHEREIN ALL OBLIGATIONS DUE UNDER SAID CONTRACT WILL UPON SATISFACTION OF THE CONDITIONS THEREIN STATED BECOME DUE IN FULL ON DECEMBER 31, 1996.

IT IS FURTHER AGREED THAT THE UNDERSIGNED WILL GIVE AND ACCEPT AS COLLATERAL THE SUM OF 300,000 SHARES OF COMMON STOCK IN MBC FOR THIS NOTE. THE CERTIFICATE FOR THE SHARES SHALL BEAR THE FOLLOWING LEGENDS:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, COMPLIANCE WITH RULE 144 OR ITS SUCCESSOR RULE UNDER THE ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN ISSUED AS COLLATERAL FOR THE PAYMENT OF A $900,000.00 OBLIGATION TO BDM CONSTRUCTION CO. INC. PURSUANT TO A PROMISSORY NOTE DATED AUGUST 29, 1996. BDM CONSTRUCTION CO. INC. IS HOLDING THIS CERTIFICATE FOR ITSELF AS A SECURED PARTY. UPON ANY DEFAULT BY THE COMPANY IN THE PAYMENT OF THE ABOVE OBLIGATION, BDM CONSTRUCTION CO. INC. SHALL HAVE ALL THE REMEDIES OF A SECURED CREDITOR AS ARE AVAILABLE UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE, INCLUDING THE RIGHT TO RETAIN OWNERSHIP OF THE COMMON STOCK IN SATISFACTION OF THE FOREGOING OBLIGATIONS


EXHIBIT 10.40

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     UNDER THE CIRCUMSTANCES  SPECIFIED  THEREIN.  THE HOLDER OF THE CERTIFICATE
     SHALL NOT CAUSE MORE SHARES TO BE SOLD THAN IS NECESSARY TO PAY ALL THE OBLIGATIONS SECURED BY THIS NOTE. UPON SUCH RETENTION, OR UPON ANY SALE OF ALL OR ANY PORTION OF THE COMMON STOCK IN SATISFACTION OF THE OBLIGATION, SUCH COMMON STOCK SHALL BE DULY AUTHORIZED, VALIDLY ISSUED, FULLY PAID, NONASSESSABLE, AND OUTSTANDING, AND THIS LEGEND SHALL BE OF NO FURTHER FORCE AND EFFECT AND SHALL, AT THE REQUEST OF THE HOLDER THEREOF, BE REMOVED FROM ANY CERTIFICATE REPRESENTING THE COMMON STOCK SO RETAINED OR SOLD. TO THE EXTENT THAT THE COMMON STOCK IS NOT RETAINED OR SOLD AS PERMITTED BY THE CALIFORNIA UNIFORM COMMERCIAL CODE, THE SHARES SHALL BE CANCELLED ON THE BOOKS OF THE COMPANY AND SHALL NOT BE OUTSTANDING AND THE HOLDER SHALL SURRENDER THE CERTIFICATE TO THE COMPANY FOR CANCELLATION AND SHALL INDEMNIFY THE COMPANY FOR FAILURE TO DO SO.

Principal and interest payable in lawful money of the United States of America. Should default be made in payment of interest when due the whole sum of principal and interest shall become immediately due at the option of the holder of this Note. If action be instituted on this Note, MBC promises to pay such sum as the Court may fix as attorney's fees.

As additional collateral, this Note is secured by a Deed of Trust of even date. The Deed of Trust securing the within Note contains the following provisions:
"In the event the herein described property or any part thereof, or any interest therein is sold, agreed to be sold, conveyed or alienated by the Trustor, or by the operation of law or otherwise, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder hereof and without demand or notice shall immediately become due and payable." The security interest of this Deed of Trust shall be second in priority to a security interest in favor of the Savings Bank of Mendocino County in the principal amount of $2,700,000.0.

MENDOCINO BREWING CO., INC. ("MBC")

BY:  /s/  Norman Franks, V.P.                           /s/  Michael Laybourn
          NORMAN FRANKS                                      MICHAEL LAYBOURN

THE UNDERSIGNED AS PAYEE DOES HEREBY AGREE TO THE TERMS AND CONDITIONS OF THIS NOTE.

BDM CONSTRUCTION CO. INC. ("BDM")

BY:  /s/  Glenn R. McClish                                    /s/  Sid Behler
          GLENN R. McCLISH                                         SID BEHLER

ADDENDUM


EXHIBIT 10.40
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Addendum  dated  September  23, 1996 to the Straight  Note dated August 29, 1996 between Mendocino Brewing Company, Inc. as debtor and BDM Construction Co. Inc. as payee.

WITNESSETH:

1 ) This addendum is to be attached to and made a part of the Straight Note agreement between Mendocino Brewing Company, Inc. and BDM Construction Co. Inc. dated August 29, 1996.

2) This addendum may be signed in counterpart.

3) Addendum: In the event of default by Mendocino Brewing Company, Inc., BDM Construction Co. Inc. will first exercise its remedial rights with respect to the Mendocino Brewing Company, Inc. Common Stock as collateral and only after having exhausted this right can it pursue its rights with respect to the Real Property.

The undersign hereby agrees to the addendum to the terms and conditions of the Straight Note.

BDM Construction Co. Inc.

BY:  /s/  Glenn R. McClish           President
          Glenn R. McClish             Title

Mendocino Brewing Company, Inc.

BY:  /s/  Michael Laybourn              CEO
          Michael Laybourn             Title






EXHIBIT 10.40
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